H U R O N I 1 © 2023 Huron Consulting Group Inc. and affiliates.huronco sul ggroup.com2 0 2 3 Huron Consulting Group Inc. Investor Presentation

H U R O N I 2 © 2023 Huron Consulting Group Inc. and affiliates. Forward-Looking Statements Statements in this presentation that are not historical in nature, including those concerning the company’s current expectations about its future results, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans,” “continues,” “goals,” “guidance,” “target,” or “outlook” or similar expressions. These forward-looking statements reflect the company's current expectations about future requirements and needs, results, levels of activity, performance, or achievements. Some of the factors that could cause actual results to differ materially from the forward- looking statements contained herein include, without limitation: failure to achieve expected utilization rates, billing rates, and the necessary number of revenue-generating professionals; inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; difficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; risks relating to privacy, information security, and related laws and standards; and a general downturn in market conditions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, including, among others, those described under “Item 1A. Risk Factors” in Huron's Annual Report on Form 10-K for the year ended December 31, 2022 that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. The company disclaims any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason.

H U R O N I 3 © 2023 Huron Consulting Group Inc. and affiliates. Use of non-GAAP financial measures In evaluating the company’s financial performance and outlook, management uses EBITDA, adjusted EBITDA, adjusted EBITDA as a percentage of revenues, adjusted net income, adjusted diluted earnings per share, free cash flow, and free cash flow yield which are non-GAAP measures. Management uses these non-GAAP financial measures to gain an understanding of the company's comparative operating performance (when comparing such results with previous periods or forecasts). These non- GAAP financial measures are used by management in their financial and operating decision making because management believes they reflect the company's ongoing business in a manner that allows for meaningful period-to-period comparisons. Management also uses these non-GAAP financial measures when publicly providing their business outlook, for internal management purposes, and as a basis for evaluating potential acquisitions and dispositions. Management believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Huron’s current operating performance and future prospects in the same manner as management does, if they so choose, and in comparing in a consistent manner Huron’s current financial results with Huron’s past financial results. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States. Management has provided its outlook regarding adjusted EBITDA and adjusted diluted earnings per share, both of which are non-GAAP financial measures and exclude certain charges. Management has not reconciled these non-GAAP financial measures to the corresponding GAAP financial measures because guidance for the various reconciling items is not provided. Management is unable to provide guidance for these reconciling items because they cannot determine their probable significance, as certain items are outside of the company's control and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measures are not available without unreasonable effort.

H U R O N I 4 © 2023 Huron Consulting Group Inc. and affiliates. Our Business 2 H U R O N I 4

H U R O N I 5 © 2023 Huron Consulting Group Inc. and affiliates. Huron is a global professional services firm that partners with clients to develop growth strategies, optimize operations and accelerate digital transformation using an enterprise portfolio of technology, data and analytics solutions to create sustainable results for the organizations we serve Healthcare 47% Education 32% Commercial 21% Focused on Serving Enduring End Markets 44% of 2022 revenues derived from our Digital capability 2022 Revenue by Segment Total Revenues $1.1B 2022 Financial Results Demonstrate Strong Execution of our Strategy Companywide Highlights 25% Revenue growth year-over-year 80 bps Adjusted EBITDA margin expansion year-over-year 31% Adjusted EPS growth year-over-year Business Highlights 20% Healthcare segment revenue growth year-over-year 48% Education segment revenue growth year-over-year 18%(2) Commercial segment revenue growth year-over-year 41% Digital capability revenue growth year-over-year (1) Commercial segment includes financial services, energy and utilities and all other industries. (2) Annual Commercial segment revenue growth excluding the impact of the Life Sciences divestiture, which closed in Q4 2021. (1)

HURON | 6

Our strategy for driving increased shareholder value

1	**Leading Market Positions In Two Critical Industries** Focus: Accelerating growth in Healthcare and Education	Healthcare and Education revenues represented **79%** of total company revenues in 2022
2	**Growing Presence in Commercial Industries** Focus: Expanding our growing credentials in commercial end markets	Commercial revenues represented **21%** of total company revenues in 2022
3	**Rapidly Growing Global Digital Capability** Focus: Advancing our integrated digital platform to support its strong growth trajectory	Digital grew to nearly **44%** of total company revenues in 2022
4	**Solid Foundation for Growth and Margin Expansion** Focus: Executing on our primary revenue drivers and margin levers to achieve consistent growth and enhanced profitability	Recurring revenue represented **13%** of total company revenues in 2022
5	**Strong Balance Sheet and Cash Flows** Focus: Delivering 25%-50% of deployed capital as a return to shareholders via share repurchases	**$121M** of capital returned to shareholders via share repurchases in 2022

Medium Term Financial Targets:

- Low double-digit annual revenue growth
- Mid-teen % adjusted EBITDA margins by 2025
- High teen % annual EPS growth
- Strong annual cash flows with 25-50% targeted for share repurchases

© 2023 Huron Consulting Group Inc. and affiliates.

H U R O N I 7 © 2023 Huron Consulting Group Inc. and affiliates. Digital 44% Consulting and Managed Services 56% Capabilities Mix 2022 Revenue Compelling mix of industry-differentiated offerings Digital Helping organizations: (i) design and execute technology, data and analytic strategies that accelerate transformation, facilitate data-driven decision making, and improve the customer and employee experience and (ii) implement our industry-focused proprietary software products. Consulting and Managed Services Building on our long-term client relationships to help address a variety of strategic, operational, financial, people and organizational-related challenges by providing an array of consulting, managed services and outsourcing services that best address their unique needs. 86% of Digital revenue in 2022 was comprised of technology services revenue 14% of Digital revenue in 2022 was comprised of technology product revenue Industries of Focus Healthcare Education Financial Services Energy and Utilities Public Sector Digital capability revenue grew to 44% of total company revenues in 2022 from 39% in 2021

H U R O N I 8 © 2023 Huron Consulting Group Inc. and affiliates. Our global enterprise platform is designed to provide a client-centric approach and bring the full breadth of Huron’s offerings to our industries of focus Healthcare Industry Education Industry Financial Services Industry Energy & Utilities Industry Other Commercial Industries DIGITAL ORGANIZATIONAL AND PEOPLE TRANSFORMATION Commercial STRATEGY (INNOSIGHT) Creates a platform for focused growth in the commercial industries GLOBAL DELIVERY PLATFORM Industry Aligned under a common go- to-market strategy across all of our firm-wide offerings in each industry with greater accountability to achieve our industry growth goals Aligned common capabilities across the enterprise to better drive operating efficiencies and elevate our collective market position across Consulting, Digital, and Managed Services Capability OPERATIONS

© 2023 Huron Consulting Group Inc. and affiliates. H U R O N I 9 Driving our vision and unlocking value for all stakeholders through our five key ESG commitments We are committed to investing in our people and fostering a diverse and inclusive culture We serve clients in industries that have a significant impact on the health and well-being, education and economic growth of our communities We have a long tradition of supporting the communities where we live and work We are focused on protecting and preserving our planet for future generations ACHIEVING ENVIRONMENTAL PROGRESS We hold our directors, management and employees to the highest standards of integrity and principled business conduct MANAGING RESPONSIBLY SERVING OUR COMMUNITIES INVESTING IN OUR PEOPLE ADVANCING OUR CLIENTS’ MISSIONS Served more than 1,400 clients in the healthcare and education industries Made progress on our five-year Diversity, Equity and Inclusion action plan and implemented a 360-degree feedback assessment for our senior most leaders to enhance ongoing development Supported 1,100 unique charitable organizations through volunteering, matching gifts and corporate donations Reported our greenhouse gas (GHG) emissions in advance of setting carbon-reduction targets in 2023 Ongoing updates to provide additional transparency into our policies and practices Illustrative Actions Taken in 2022 For more details, see the Company’s 2023 Environmental, Social and Governance (ESG) Report, which can be found in the investor relations section of the Company’s website, including our Sustainability Accounting Standards Board (SASB) Index Addendum, EEO-1 Statement and environmental impact data.

H U R O N I 1 0 © 2023 Huron Consulting Group Inc. and affiliates. Our Market Opportunity and Growth Initiatives

HURON | 11

Healthcare industry overview

Providing Proven and Innovative Solutions to Address Key Industry Challenges

Performance Improvement

Managed Services

Digital Transformation

Strategy and Financial Advisory

People Transformation

- Increased economic challenges driven by strained cost structures and worsening payor mix
- Clinical delivery shifting from inpatient to outpatient settings
- Increased number of virtual care providers and disruptive entrants coming to market
- Consumer expectations shifting, including a desire for more virtual care
- Disruption in the workforce with personnel shortages, the war for talent and labor costs increasing
- Inadequate technology leading to a focus on digital transformation
- Greater focus on community impact, including social determinants of health and health equity

Healthcare Segment Revenue

2022


Non-Acute Care Providers 14%
$535 million
Acute Care Providers 86%

On average, 90%+ of annual Healthcare industry segment revenues are derived from repeat clients

Revenue by Capability

2022


Digital 32%
Consulting 56%
Managed Services 12%
Performance Improvement 43%
People Transformation 8%
Financial Advisory 4%
Other 1%

Healthcare Digital revenues and revenue cycle managed services grew 44% and 42%, respectively in 2022 as compared to 2021

© 2023 Huron Consulting Group Inc. and affiliates.

HURON | 12

Driving future growth in Healthcare

STRONG MOMENTUM TO DATE	OPPORTUNITIES THAT LIE AHEAD: STRENGTHENING OUR LEADING MARKET POSITION	OPPORTUNITIES THAT LIE AHEAD: GROWING OUR CONSULTING OFFERINGS	OPPORTUNITIES THAT LIE AHEAD: ADVANCING OUR DIGITAL CAPABILITIES
• **Grew total Healthcare segment revenues 20%** in 2022 as compared to 2021 • **Grew Healthcare industry Digital revenues 44%** in 2022 as compared to 2021 • **Grew revenue cycle managed services offerings 42%** in 2022 as compared to 2021 • **Grew Healthcare industry consulting revenues 6%** in 2022 as compared to 2021	• Accelerating growth in revenue cycle consulting and managed services • Combining our strategic, digital and performance improvement capabilities to drive greater margin improvements for our clients • Advancing people transformation capabilities to help clients achieve greater workforce resiliency	• Expanding our federal health and payor offerings • Integrating and advancing our healthcare-focused financial advisory offerings into our core offerings and client relationships • Advancing our financial distressed healthcare, consumer affordability, and growth strategy-related offerings	• Growing market share in our core healthcare digital services (e.g., EHR, ERP, CRM, etc.) and products • Further developing and deploying intelligent automation and analytics, including through our acquisition of Perception Health • Advancing and expanding our digital capabilities, including in data and advanced analytics (AI/ML)

© 2023 Huron Consulting Group Inc. and affiliates.

HURON | 13

Education industry overview

Providing Proven and Innovative Solutions to Address Key Industry Challenges

Strategy and Innovation

Research Enterprise

Student and Alumni Strategy

Digital Transformation

Business Operations

People Transformation

- Value of higher education and long-term sustainability continue to be in question
- Disruption in the workforce and the war for talent is increasing
- Enrollment challenges increasing despite rise in applications
- Conventional research funding sources are becoming less stable and more uncertain
- Continued governmental scrutiny, including attention to conflicts of interest and foreign influence
- Financial profile creates opportunity for strategic investment and transformation
- Increased pressure to modernize operations with shift to the cloud

Education Segment Revenue

2022



Other 5%
Research Institutes 5%
Administrative Unit or System Office 9%
$360 million
4-Year Public Institution 41%
4-Year Private Institution 40%

Worked with all 100 of the top 100 research universities in the U.S.

Revenue by Capability

2022



Digital 47%
Consulting 49%
Managed Services 4%
Research 23%
Strategy & Operations 21%
Other 5%

Education Digital capability revenues and Education Consulting and Managed Services capability revenues grew 51% and 46%, respectively in 2022 as compared to 2021

© 2023 Huron Consulting Group Inc. and affiliates.

H U R O N I 1 4 © 2023 Huron Consulting Group Inc. and affiliates. Driving future growth in Education STRONG MOMENTUM TO DATE • Grew total Education segment revenues 48% in 2022 as compared to 2021 • Grew Education industry Digital revenues 51% in 2022 as compared to 2021 • Grew research managed services offerings 72% in 2022 as compared to 2021 • Grew Education industry consulting revenues 44% in 2022 as compared to 2021 OPPORTUNITIES THAT LIE AHEAD STRENGTHENING OUR LEADING MARKET POSITION GROWING OUR CONSULTING OFFERINGS • Accelerating growth in research consulting and managed services • Strengthening and expanding our strong competitive advantage in our strategy and operations offerings • Continuing to gain momentum in student information systems (SIS) offerings, which represents a $6B total addressable market opportunity • Expanding our consulting offerings into new areas (e.g., athletics, M&A, talent strategy, etc.) • Accelerating growth in student strategy, including new search capabilities acquired via Whiteboard Higher Education • Advancing analytics capabilities to further differentiate our consulting offerings ADVANCING OUR DIGITAL CAPABILITIES • Continuing to grow our core education digital service offerings (i.e., ERP, EPM, CRM, etc.) • Traditional HCM/FIN ERP offerings alone represent a $4B total addressable market opportunity • Further investing in our Huron Research Suite product to gain additional market share and support full research outsourcing • Strengthening our global delivery capabilities

HURON I 15

Commercial industry overview

Providing Proven and Innovative Solutions to Address Key Industry Challenges

Financial Services

Energy and Utilities

Public Sector

Other Industries

Financial Services

- Growing financial and operational pressure stemming from continued economic uncertainty
- Increased scrutiny of capital adequacy being driven by current banking failures, compliance points of failure, presumably additional regulation

Energy and Utilities

- Strong financial positions fueling opportunistic M&A
- Increasing operational pressures from delayed capital spending stemming from lingering supply chain issues, inflation and the possibility of a recession

Public Sector

- Increased congressional oversight, technology upgrade requirements, and regulatory constraints
- Significant opportunity to advance public sector operations to more closely align with the private sector

All Industries

- Continued shift to the cloud and digitization
- Unleashing the next wave of productivity in increasingly competitive and financially challenging environments
- Continued focus on the power of data, advanced analytics and automation

Industries of Focus

Financial Services

Energy and Utilities

Public Sector

Opportunistically Serve All Other Industries

Personas of Focus:

- CEO
- CFO
- Chief Strategy Officer
- CHRO
- COO
- Organizational advisors, including lenders and law firms

Revenue by Capability

2022


Digital 66%
Consulting 34%
Strategy 17%
Financial Advisory 17%

Commercial Digital revenues grew 30% in 2022 as compared to 2021

© 2023 Huron Consulting Group Inc. and affiliates.

H U R O N I 1 6 © 2023 Huron Consulting Group Inc. and affiliates. Driving future growth in Commercial STRONG MOMENTUM TO DATE • Grew total Commercial segment revenues 18%(1) in 2022 as compared to 2021 • Grew Commercial industry Digital revenues 41% in 2022 as compared to 2021 • Acquired AIMDATA to enhance our data strategy and technology consulting offerings OPPORTUNITIES THAT LIE AHEAD STRENGTHENING OUR PRESENCE IN THE COMMERCIAL INDUSTRIES GROWING OUR CONSULTING OFFERINGS • Integrating our strategy, digital and financial advisory capabilities into a comprehensive, global operating platform that accelerates growth across all our industries • Further establishing our foothold in oil and gas while expanding into new sectors within the Energy & Utilities value chain • Broadening our client base within the Federal government • Deepening our industry expertise in our strategy offerings • Capitalizing on favorable market conditions for our special situations offerings • Further diversifying and growing our financial advisory offerings, including in public finance advisory, bank regulatory advisory, and real estate advisory ADVANCING OUR DIGITAL CAPABILITIES • Growing market share in our core commercial digital services (e.g., EHR, ERP, CRM, etc.) • Advancing and expanding our digital capabilities, including in advanced data and analytics (AI/ML) • Scale our technology- related managed services to strengthen our recurring revenue base (1) Annual Commercial segment revenue growth excluding the impact of the Life Sciences divestiture, which closed in Q4 2021

H U R O N I 1 7 © 2023 Huron Consulting Group Inc. and affiliates. Our Proven Results 2 H U R O N I 1 7

H U R O N I 1 8 © 2023 Huron Consulting Group Inc. and affiliates. Delivering proven results for our clients Illustrative case studies Huron partnered with Virginia Hospital Center (VHC) had successfully completed several internal initiatives to prepare for the future but wanted to realize further gains by improving the patient and family experience, increasing capacity and providing more efficient care. Following a successful revenue cycle engagement, VHC partnered with Huron to transform its care delivery in the inpatient and emergency department settings. The goal of the work was to improve the patient and family experience, increase capacity and provide more efficient care. Through interdisciplinary rounds, comprehensive patient flow reporting, standardizing case management and technology optimization, Huron helped VHC reduce length of stay, increase accuracy in prediction of discharges, and achieve significant growth in nursing, physician and discharge composite HCAHPS scores. The result was a 1/3 day reduction in severity adjusted length of stay per patient, the creation of capacity to serve approximately 1,000 additional patients annually and improved resource utilization. The University of Miami partnered with Huron and leveraged Salesforce technology to create ‘Canes Central, a new platform utilized to create an online self-service portal and to empower staff to personalize student service in an all new, state-of-the-art facility. The university worked with Huron and used a blended team approach that integrated stakeholders across the university to achieve the project's goal of creating unique, personalized experiences that would give students an expanded range of options for obtaining support. The project's success led to energized institutional innovation, with the university tracking indicators to ensure that engagement and satisfaction among students remain strong. The ‘Canes Central platform has helped staff handle more than 13,000 student interactions in the first nine weeks of operation, with 94% reporting they are highly satisfied with the platform. A large regional health system hired Huron to evaluate its consumer strategy, including technology capabilities, in order to create a sustainable plan for enterprise-wide consumer transformation. The client’s goals included: improving the consumer experience, delivering on its brand promise for personalized care, and solidifying its position as the provider of choice within a highly competitive market. Huron's team used data-driven insights from stakeholder analysis and research to develop a consumer journey and digital transformation roadmap. Prioritized areas for improvement included: patient and provider technologies, data management, and analytics. They also identified cost-saving and organizational alignment opportunities by reviewing technology, governance, and finances. By benchmarking against digital best practices, the team set measurable targets for technology, operations, strategy, and resources. This assessment resulted in a roadmap that still guides the health system’s digital and consumer journey. Note: For additional case studies, visit the Insights page on the Huron website.

H U R O N I 1 9 © 2023 Huron Consulting Group Inc. and affiliates. Delivering proven results for our clients Illustrative case studies Huron partnered with The Williams Companies Inc., one of the largest energy infrastructure companies in the United States, to help it reduce its compliance cost, increase operational efficiency, and gain timely data insights. In partnership with Huron, Williams implemented the largest Oracle Cloud solution in the energy and utility industry to boost its organizational resilience by standardizing processes across various business units. Williams' transformation progressed in a phased approach with Huron's CLEAR methodology, focusing on a business process-centric solution design, assurance validated through multiple testing cycles, and client enablement. This modern solution improved financial and operational efficiency by 20%, saved millions of dollars by retiring 13 legacy applications, reduced application costs and complexity, and increased business agility. Facing outdated technology and fragmented administrative processes, The Fedcap Group partnered with Huron to embark on a digital transformation journey. The aim was to replace their legacy technology with a centralized, cloud-based Oracle ERP financial and procurement solution, a new CRM system, a modernized HCM system, and a new EPM solution. The company sought centralized data to enable continuous innovation in the face of disruption. Huron helped by generating top-down support, unlocking insights into the unique attributes of the client base, and investing in design that advances the institutional vision long after implementation. The Fedcap Group has seen significant returns on its cloud investment due to the solid groundwork it built during the ERP, HCM, and CRM implementation. Note: For additional case studies, visit the Insights page on the Huron website. One of the largest U.S. mortgage lenders partnered with Huron to implement Workday’s financial suite and analytics solution to handle increasing data volumes, support regulatory reporting, and future-proof its business by enabling greater efficiency, scalability, and agility across the enterprise. The engagement involved automating and streamlining financial operations, modernizing financial reporting and analytics, integrating Workday with more than 40 other systems, and implementing a robust change management strategy. As a result, the company achieved 220% YoY growth, consolidated 4 million loans annually, reduced financial close time by 40%, and enhanced reporting at the organizational level to make more informed business decisions.

H U R O N I 2 0 © 2023 Huron Consulting Group Inc. and affiliates. Our Digital Capability 2 H U R O N I 2 0

HURON | 21

Investing organically and inorganically to advance our rapidly growing global Digital capability

Illustrative investments

Huron's Digital Journey
2013 to Present

2013
- Acquired Blue Stone International (EPM)
- **11% of total company revenue generated by Digital capability**

2014
- Entered Workday Partnership
- Acquired Vonlay (EHR) and Threshold Consulting (Data and Analytics)

2015
- Entered Salesforce partnership
- Acquired Rittman Mead India (Global Delivery) and Cloud62 (CRM)

2016
- Entered into Cerner and Meditech partnerships
- Acquired ADI Strategies (EPM) and HSM (EHR)

2017
- Expanded into intelligent automation (RPA)

2018
- Invested in commercial ERP capabilities
- Expanded into Workday Healthcare
- Entered AWS partnership

2019
- Expanded into Workday Commercial and Adaptive Planning
- Invested in Oracle Healthcare expansion

2020
- Entered Informatica Partnership
- Acquired ForceIQ (CRM) and B3i Analytics (Proprietary Research Analytics)

2021
- Acquired Unico Solution (Data and Analytics) and Perception Health (Proprietary Healthcare Analytics)

2022
- Acquired AIMDATA (Data and Analytics) and Customer Evolution (CRM)
- **44% of total company revenues generated by Digital capability**

© 2023 Huron Consulting Group Inc. and affiliates.

HURON | 22

Grew a nearly $500M Digital platform since 2010 through organic investments and $200M+ in deployed capital

1 Enterprise Resource Planning (ERP) and Enterprise Performance Management (EPM)

- Utilized organic and inorganic investments to build a $260M+ business in 2022
- A recognized Oracle and Workday partner across the commercial, education and healthcare industries

Best in KLAS 2023 · Workday Partner Innovation Awards · ORACLE | Partner · Workday Services Partner

54% of Digital capability revenues in 2022

2 Data Management, Analytics and Automation

- Proven incubator for data enablement and emerging capabilities which will help drive superior growth

aws partner network · blueprism · UiPath Partner · Informatica | Platinum Partner

9% of Digital capability revenues in 2022

3 Customer Relationship Management (CRM)

- Grew CRM revenues nearly 45% in 2022 over 2021

salesforce Partner since 2011 · salesforce.org Consulting Partner · 2023 Salesforce Partner Innovation Award in Education

8% of Digital capability revenues in 2022

4 Electronic Health Records (EHR)

- Grew EHR revenues 40%+ in 2022 over 2021

Cerner · Epic · MEDITECH

13% of Digital capability revenues in 2022

5 Healthcare and Education Products

- Productizing our industry IP to generate recurring revenue

Huron Research Suite · Huron Intelligence® Health Insights · HuronRounding

14% of Digital capability revenues in 2022

Note: Other revenue represents 2% of total Digital revenues in 2022.

© 2023 Huron Consulting Group Inc. and affiliates.

HURON | 23

Deeply integrating our industry focus with our Digital capabilities to strengthen our competitive advantage and accelerate growth

Providing Proven and Innovative Solutions to Address Key Industry Challenges

Technology Strategy & Advisory

Pre-Implementation

Implementation

Optimization

Managed Services

Healthcare

- Leveraging technology to generate cost savings and catalyze organizational growth
- Improving business and clinical operations with technology-led innovation and reimagined care delivery models, including virtual care

Education

- Need to modernize operations with a shift to the cloud
- Connecting seamlessly throughout the student's collegiate journey (pre-, during and post-graduation)
- Providing researchers with innovative support models

Commercial

- Continued shift to the cloud and digitization
- Unleashing the next wave of productivity in increasingly competitive and financially challenging environments
- Delivering on the power of a data-driven enterprise
- Continued focus on the power of data, advanced analytics and automation

Digital Capability Revenue 2022


Commercial
30%
$495
million
Education
39%
Healthcare
32%

25+ Technology Partners

ORACLE | Partner

workday. | Services Partner

salesforce PARTNER SINCE 2011

© 2023 Huron Consulting Group Inc. and affiliates.

H U R O N I 2 4 © 2023 Huron Consulting Group Inc. and affiliates. Our Financial Outlook 2 H U R O N I 2 4

HURON | 25

Strong 2022 performance demonstrates commitment to consistent revenue growth and margin expansion

COMPANYWIDE HIGHLIGHTS

25%

Revenue growth year-over-year

80 bps

Adjusted EBITDA margin expansion year-over-year

31%

Adjusted EPS growth year-over-year

BUSINESS HIGHLIGHTS

20%

Healthcare segment revenue growth year-over-year

48%

Education segment revenue growth year-over-year

18%[1]

Commercial segment organic revenue growth year-over-year

41%

Digital capability revenue growth year-over-year

(1) Annual Commercial segment revenue growth excluding the impact of the Life Sciences divestiture, which closed in Q4 2021

© 2023 Huron Consulting Group Inc. and affiliates.

H U R O N I 2 6 © 2023 Huron Consulting Group Inc. and affiliates. Building on our primary revenue drivers to achieve consistent revenue growth $844 $906 $1,132 2020 2021 2022 2023 Guidance 2024 2025 Revenue ($ in millions) Low double-digit annual growth Low double-digit annual growth target from 2022 to 2025 expected to be driven by organic revenue • Strong market tailwinds create growth opportunities in each of our core end markets and capabilities • Deep industry client relationships with opportunities in which to expand wallet share by strengthening collaboration across industries and capabilities • Accelerating growth in areas with recurring revenue $1,220 - $1,280 (1) (1) Guidance is as of May 2nd, 2023

HURON | 27

Building on our primary revenue drivers, including our foundation of recurring revenue, to drive consistent growth

DEEP CLIENT RELATIONSHIPS	MULTI-YEAR TRANSFORMATIONS	MANAGED SERVICES	PRODUCTS AND ACCELERATORS	ADDITIONAL RECURRING REVENUE MODELS
Sticky client relationships lead to new or expanded engagement opportunities	Multi-year strategic or digital transformation engagements	Multi-year managed services and/or outsourcing engagements that take on more permanent roles in a clients' operating structure	Digital products or accelerators drive recurring revenue and/or new consulting engagements	Multi-year subscription-based contracts or business models with new recurring revenue streams
88% of Huron's revenue in 2022 was from repeat clients, including 12 clients who have worked with Huron each year since 2004	Multi-year strategic and digital transformations have historically represented more than 25% of total company revenues	Managed services generated. 7% of total company revenues in 2022 of which nearly 50% was recurring	Healthcare and Education products generated approx. 6% of total company revenues in 2022	Other recurring revenue models generated approx. 3% of total company revenues in 2022

ANNUAL RECURRING REVENUES GREW 5% OVER 2021, COMPRISING 13% OF TOTAL COMPANY REVENUES IN 2022

© 2023 Huron Consulting Group Inc. and affiliates.

HURON | 28

Adjusted EBITDA margin % is on a trajectory to achieve mid-teen % in 2025

Adjusted EBITDA Margin %[1]



10.3%
10.8%
11.6%
12.0% – 12.5%
Mid-teen %
2020
2021
2022
2023 Guidance (3)
Utilization Improvement
Pricing Enhancement
SG&A Scaling
Business Mix Shift (2)
Investments for Growth, including M&A
2025

Committed to annual expansion while maintaining flexibility to optimally manage the business

- Operating income margin expansion driven by improved utilization and pricing and shift in business mix
- Improved SG&A leverage to continue as we scale the business
    - 28% of employees based in India in 6 cities across 5 capabilities: digital services, global products, RCM, enterprise S/S, and global operations
- Commitment to margin expansion includes continued investments in organic and inorganic growth and mix shift to digital offerings

(1) See Appendix for a reconciliation of adjusted EBITDA margin %, a non-GAAP measure.
(2) Business mix shift represents the impact of the rapid growth of our Digital capability, which has lower margins than our Consulting and Managed Services capability.
(3) Guidance is as of May 2nd, 2023

© 2023 Huron Consulting Group Inc. and affiliates.

© 2023 Huron Consulting Group Inc. and affiliates. H U R O N I 2 9 Rapidly growing global delivery platform enables Huron to accelerate growth and expand margins 300+ 410+ 550+ 840+ 1570+ 2018 2019 2020 2021 2022 India Headcount Growth Digital 58%Managed Services 26% Corporate 16% India Headcount 5-Year CAGR 51% 2022

H U R O N I 3 0 © 2023 Huron Consulting Group Inc. and affiliates. Healthy balance sheet and strong cash flows create flexibility to return capital to shareholders and drive future growth $109 $120 $21 $61 $95 - $120 7.0% 9.3% 1.9% 4.1% 0% 5% 10% 15% 20% $- $40 $80 $120 2019 2020 2021 2022 2023 Guidance F re e C as h F lo w Y ie ld $ in m ill io n s Free Cash Flow(3) (1) 2021 free cash flow is adjusted for the impact of our Life Sciences divestiture, which excludes transaction-related employee and third-party costs as well as estimated tax payments and net working capital adjustments. 2021 free cash flow yield is lower than historical amounts, reflecting record low DSO as of December 31, 2020 and the pull forward of certain cash receipts into Q4 2020, the repayment in 2021 of 2020 FICA deferrals under the CARES ACT, and a DSO higher than our target of 60 days as of December 31, 2021 due to the impact of certain larger projects with extended contractual payment terms. (2) As of December 31, 2022, the Company had $109M remaining under its share repurchase authorization. (3) See Appendix for a reconciliation of free cash flow and free cash flow yield, both of which are non-GAAP measures. (4) Free cash flow from operating activities of $130 million to $150 million less capital expenditures of $30 million to $35 million; guidance as of May 2nd, 2023 • Based on our revenue and adjusted EBITDA margin % expectations, we anticipate having $750 million to $1 billion available for deployment over the five-year period ending in 2027 • Targeting 25%-50% of deployed capital returned to shareholders via share repurchases through 2025(2) • Invest in the business to strengthen our competitive position, including through the execution of strategic, tuck-in M&A • Manage debt levels to achieve approximately 2.0x leverage ratio Strategic capital deployment framework balances growth, flexibility and return of capital to shareholders (1) Historical and Expected Future Deployment of Capital 2022 5-Year Framework (2022 to 2027) • 63% debt paydown • 30% share repurchases • 6% capital expenditures • 1% M&A • Target 25%-50% in annual share repurchases • 50%-75% available to invest in our business, inclusive of M&A and organic investment in our consulting, digital and managed services capabilities (4)

H U R O N I 3 1 © 2023 Huron Consulting Group Inc. and affiliates. Disciplined approach to M&A will continue to provide opportunities to accelerate growth Criteria used to evaluate acquisition opportunities 1. Aligns with our business strategy • Expands our capabilities into adjacent offerings • Strengthens our industry expertise 2. Enhances our financial strategy • Has a strong growth trajectory on a standalone basis • Is accretive to EBITDA margins 3. Are a strong cultural fit • Two-thirds of our recent acquisitions were Huron partners or teams we worked side- by-side with at a client prior to discussing a potential transaction Strengthening our track record of success • Huron named Informatica’s 2022 North America Partner of the Year, building on the combined strength of Huron’s data management and analytics capabilities and our acquisitions of Unico Solution and AIMDATA (closed in 2021 and 2022, respectively) • Huron is the market leader ranked #1 in the Digital Rounding – 2023 Best in KLAS® report, building on Huron’s acquisition of MyRounding (closed in 2016) Recent Acquisitions

H U R O N I 3 2 © 2023 Huron Consulting Group Inc. and affiliates. Disciplined and balanced capital allocation framework underscores commitment to growth and returning capital to shareholders Operating in a large, growing professional services industry with core end markets facing significant disruption and/or regulatory change Supporting sustained and consistent revenue growth through expansion in areas of greatest growth potential, capitalizing on industry tailwinds and growing global digital platform New operating model and focused execution on improved profitability creates significant room for margin expansion Leading global consultancy with deep industry focus and growing digital and managed services capabilities A clear and compelling investment thesis STRONG CASH FLOW AND BALANCE SHEET MEANINGFUL GROWTH OPPORTUNITY IN OUR CORE INDUSTRIES EXPANSION OF INDUSTRY EXPERTISE AND CAPABILITIES MATERIAL MARGIN EXPANSION OPPORTUNITY A PREEMINENT GLOBAL CONSULTANCY AND DIGITAL PARTNER

H U R O N I 3 3 © 2023 Huron Consulting Group Inc. and affiliates. Appendix

H U R O N I 3 4 © 2023 Huron Consulting Group Inc. and affiliates. Reconciliations of non-GAAP measures Reconciliation of net income (loss) from continuing operations to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) (in millions) 2018 2019 2020 2021 2022 Revenues $ 795 $ 877 $ 844 $ 906 $1,132 Net income (loss) from continuing operations 14 42 (24) 63 76 Add back: Income tax expense (benefit) 11 10 (10) 17 33 Interest expense, net of interest income 19 15 9 8 12 Depreciation and amortization 39 34 30 26 28 EBITDA $ 83 $ 101 $ 5 $ 115 149 Add back: Restructuring charges 4 2 21 12 10 Litigation and other (gains) / losses, net (2) (1) (0) 0 (0) Unrealized gain on preferred stock investment - - (2) - (27) Goodwill impairment charges - - 60 - - (Gain) loss on sale of businesses 6 - 2 (32) - Transaction-related expenses - 3 1 2 0 Foreign currency transaction losses (gains), net 0 0 (0) 0 (1) Adjusted EBITDA $ 91 $ 105 $ 87 $ 98 $ 131 Adjusted EBITDA as a percentage of revenues 11.4% 12.0% 10.3% 10.8% 11.6%

H U R O N I 3 5 © 2023 Huron Consulting Group Inc. and affiliates. Reconciliations of non-GAAP measures Reconciliation of net income (loss) from continuing operations to adjusted net income from continuing operations (in millions, except earnings per share) 2018 2019 2020 2021 2022 Net income (loss) from continuing operations $ 14 $ 42 $ (24) $ 63 $ 76 Weighted average shares – diluted 22 23 22 22 21 Diluted earnings (loss) per share (EPS) from continuing operations $ 0.63 $ 1.87 $ (1.08) $ 2.89 $ 3.64 Add back: Amortization of intangible assets 24 18 13 9 11 Restructuring charges 4 2 21 12 10 Litigation and other (gains) / losses, net (2) (1) (0) 0 (0) Goodwill impairment charges - - 60 - - Unrealized gain on preferred stock investment - - (2) - (27) (Gain) loss on sale of businesses 6 - 2 (32) - Transaction-related expenses - 3 1 2 0 Non-cash interest on convertible notes 8 6 - - - Tax effect (9) (7) (23) 2 2 Tax expense related to Tax Cut and Jobs Act of 2017 2 - - - - Net tax benefit related to “check-the-box” election - (1) - - - Total adjustments, net of tax 32 20 72 (6) (4) Adjusted net income from continuing operations $ 46 $ 62 $ 48 $ 57 $ 71 Adjusted weighted average shares – diluted 22 23 22 22 21 Adjusted diluted EPS from continuing operations $ 2.08 $ 2.74 $ 2.15 $ 2.61 $ 3.43

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Reconciliations of non-GAAP measures

Reconciliation of cash from operating activities to free cash flow *(in millions)*

	2018	2019	2020	2021	2022
Cash from operating activities	$ 102	$ 132	$ 137	$ 18	$ 85
Less: Capital expenditures	(15)	(23)	(17)	(16)	(24)
Free cash flow	$ 87	$ 109	$ 120	$ 2	$ 61
Add back: Life Sciences divestiture[1]	-	-	-	19	-
Adjusted free cash flow [A]	$ 87	$ 109	$ 120	$ 21	$ 61
Weighted average shares – diluted [B]	22	23	22	22	21
End of period stock price [C]	$ 51.31	$ 68.72	$ 58.95	$ 49.90	$72.60
Free cash flow yield (A / B / C)	7.7%	7.0%	9.3%	1.9%[2]	4.0%

(1) 2021 free cash flow is adjusted for the impact of our Life Sciences divestiture, which excludes transaction-related employee and third-party costs as well as estimated tax payments and net working capital adjustments.
(2) 2021 free cash flow yield is lower than historical amounts, reflecting record low DSO as of December 31, 2020 and the pull forward of certain cash receipts into Q4 2020, the repayment in 2021 of 2020 FICA deferrals under the CARES ACT, and a DSO higher than our target of 60 days as of December 31, 2021 due to the impact of certain larger projects with extended contractual payment terms.

© 2023 Huron Consulting Group Inc. and affiliates.